UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 12, 2006
BMC SOFTWARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-16393	74-2126120
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)

2101 CITYWEST BLVD.
HOUSTON, TEXAS	77042-2827
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 918-8800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 204.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
The Company is filing herewith the form of Performance-Based Restricted Stock Award Agreement to be used for awards of performance-based restricted stock to the Company’s CEO and other named executive officers.
ITEM 9.01. Financial Statements and Exhibits.
(d) 10.20 Form of Performance-Based Restricted Stock Award Agreement employed under BMC Software, Inc. 1994 Employee Incentive Plan utilized for senior executive officers.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 12, 2006

BMC SOFTWARE, INC.
By:	/s/ CHRISTOPHER C. CHAFFIN
Christopher C. Chaffin
Senior Legal Counsel and Assistant Secretary

EXHIBIT INDEX

No.	Exhibit
10.20	Form of Performance-Based Restricted Stock Award Agreement employed under BMC Software, Inc. 1994 Employee Incentive Plan utilized for senior executive officers.

4